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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 11, 2001



                            MRV COMMUNICATIONS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                          06-1340090
(STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)

       20415 NORDHOFF STREET
       CHATSWORTH, CA                                            91311
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


                    ISSUER'S TELEPHONE NUMBER: (818) 773-0900

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)







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Item 5.  Other Events

MRV Press Release

     On September 11, 2001, MRV issued a press release announcing the death of its Vice President of Finance and Administration and Chief Financial Officer, Edmund Glazer. A copy of that press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

MRV and Luminent Press Release

     On September 13, 2001, MRV and Luminent, Inc. issued a joint press release announcing MRV's intent to merge Luminent into MRV. A copy of that press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

     99.1 Press Release dated September 11, 2001.

     99.2 Press Release dated September 13, 2001.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 17, 2001

                                     MRV COMMUNICATIONS, INC.



                                     By:/s/ SHLOMO MARGALIT
                                        ------------------------
                                        Shlomo Margalit
                                        Chairman of the Board